The Conestoga Small Cap Mutual Fund
T i c k e r S y m b o l : C C A S X
P I O N E E R S I N S M A L L C A P I N V E S T I N G
Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Mutual Fund provides investors with access to the firm’s expertise in small cap management. The Fund’s investment objective is to generate long-term investment returns favorable to its benchmarks with lower risk. For additional information, please go to www.conestogacapital.com or contact Mark S. Clewett, Director of Institutional Sales and Client Services, at 1-800-320-7790.

Performance as of 3/31/06:

	Trailing 3 Months	Trailing 12 Months	Since Inception (10//01/02 Ann.)
Conestoga Fund	13.75%	24.84%	21.55%
Russell 2000 Index	13.94%	25.85%	24.79%
Russell 2000 Growth	14.36%	27.84%	24.39%

Characteristics as of 3/31/06:
	Conestoga Fund	Russell 2000 Index
P/E Calendar (‘06 Avg.)	21.91X	23.61X
Mean Est. Earnings Growth	17.02%	15.72%
PEG Ratio	1.29	1.50
ROE	20.57%	9.14%
Weighted Avg. Market Cap.	$ 1,215 mm	$1,302 mm
Long-Term Debt/Capital	11%	29%
Dividend Yield	0.77%	1.05%
Number of Holdings	44	N/A

Top Ten Holdings as of 3/31/06

Raven Industries, Inc.		4.67%
Computer Programs & Sys.		3.76%
Simpson Manufacturing, Inc.		3.31%
Ansoft Corp.		3.29%
A.S.V., Inc.		3.21%
Trimble Navigation, Ltd.		3.14%
Ansys, Inc.		3.06%
Franklin Electric Co., Inc.		3.05%
FactSet Research Systems, Inc.		3.01%
Boston Private Financial Hlgs.		2.92%
Total Percent of Portfolio:		33.42%
Expense Ratio
Management Fee	1.20%
Additional Expenses	0.15%
12b-1 Fee	0.00%
Total Fees	1.35%

Disclosures: The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please contact Conestoga Capital Advisors for additional instructions. Conestoga Fund and Russell 2000 characteristics generated by Factset analytical system. Multex Earnings Estimates interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes the reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s Prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The Prospectus contains information about the Fund’s investment objective, risks, changes, and expenses which an investor should consider before investing.

Conestoga Capital Advisors 259 N. Radnor Chester Rd. Suite 120 Radnor, PA 19087

Phone:484-654-1380 Fax: 610-225-0533 www.conestogacapital.com